Vringo and Innovate/ProtecT Sign Definitive Merger Agreement

Merger Expected to Enhance Technology Leadership and Portfolio of Intellectual Property

Andrew Perlman Named CEO of Vringo

Vringo and Innovate/Protect to Host Conference Call to Discuss Announcement

NEW YORK, March 14, 2012 – Vringo, Inc. (NYSE Amex: VRNG), a provider of software platforms for mobile social and video applications, and Innovate/Protect Inc., a company that maximizes the economic benefits of intellectual property assets, today announced that they have entered into a definitive agreement to merge.

Through the strategic combination with Innovate/Protect, Vringo will substantially increase its intellectual property portfolio, add significant talent in technological innovation, and be positioned to enhance its opportunities for revenue generation through the monetization of the combined company’s assets.

Innovate/Protect is the owner of patent assets acquired from Lycos, one of the largest search engine websites of its kind in the mid-late 1990s, with technologies that remain critical to current search platforms. Innovate/Protect’s Chief Executive Officer and Chief Technology Officer, Andrew K. Lang, is the former Chief Technology Officer of Lycos and led the development of the patented technologies. In September 2011, Innovate/Protect through its subsidiary, I/P Engine, initiated a patent infringement lawsuit in the United States District Court for the Eastern District of Virginia against Google, Inc., AOL, Inc., IAC Search & Media, Inc., Gannett Company, Inc. and Target Corporation for unlawfully using systems that incorporate features claimed in two patents owned by I/P Engine. The patents relate to relevance search technology that is used in the search engine industry to produce better search results, and has also become the dominant technology used in search advertising to position high-quality advertisements. The Markman claim construction hearing is scheduled for June 4, 2012, and the trial is scheduled to begin on October 16, 2012. I/P Engine is represented by Dickstein Shapiro LLP, a nationally ranked intellectual property law practice headquartered in Washington, DC.

Vringo also announced today that Andrew Perlman, its President, has been named Chief Executive Officer, replacing Jonathan Medved who is stepping down. Mr. Perlman will remain CEO following the closing of the transaction.

The combined company will be led by a premier management team and Board of Directors with substantial and proven experience and expertise in technological innovation, licensing and intellectual property protection.  In addition to Mr. Perlman, Mr. Lang will serve as President and Chief Technology Officer of Vringo. David L. Cohen joins the company as Special Counsel after serving at Nokia, where he was senior litigation counsel. Alexander R. Berger, Innovate/Protect’s Chief Operating Officer and Chief Financial Officer, will be Vringo’s Chief Operating Officer and Secretary. Ellen Cohl will continue as Vringo’s Chief Financial Officer and Treasurer. Clifford Weinstein, Vringo’s Vice President of Corporate Development, has been elevated to Chief Communications Officer, and Josh Wolff will become Senior Vice President of Partner Solutions, overseeing partnerships, sales activities and the active engineering subsidiaries.

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The Board of Directors of the combined company will be comprised of seven directors, three from Vringo and four from Innovate/Protect. Seth M. Siegel, a licensing industry leader and co-founder of Beanstalk, will continue as Vringo's Chairman. Mr. Siegel is now the co-founder and a partner at Sixpoint Partners. Vringo directors John Engelman, co-founder and CEO of Classic Media and former CEO of Broadway Video, and Andrew Perlman will continue to serve as directors. The board will be joined by Innovate/Protect directors H. Van Sinclair, President and Chief Executive Officer of the RLJ Companies, Donald E. Stout, founder of NTP, Inc. and a partner at the law firm Antonelli, Terry, Stout & Kraus, as well as Mr. Lang and Mr. Berger.

Andrew Perlman, Chief Executive Officer of Vringo, said: “The transaction with Innovate/Protect is a significant milestone as we continue to fulfill our stated strategic objectives, and serves as an important catalyst for Vringo’s future growth. Combining with Innovate/Protect significantly enhances our creative and innovative capabilities. We are thrilled to add Andrew Lang, a pioneer and leader whose inventions have changed the way the world experiences digital media, as our new Chief Technology Officer. We believe that the combination of Innovate/Protect’s litigation expertise and patent portfolio combined with our licensing experience and mobile-related patent portfolio will allow the enhanced Vringo to fully realize the potential of our joint intellectual property.”

Mr. Lang said: “I am excited to lead the technology vision at Vringo and develop new mobile applications for distribution across Vringo’s platform, taking advantage of our combined patent portfolio and talent pool.  I believe that the new Vringo will have the creativity, talent, platform, intellectual property assets and capital to create shareholder value with both near-term high profile results and long-term strategic opportunities.”

Upon completion of the merger, in exchange for all of the issued and outstanding shares of capital stock of Innovate/Protect, Vringo will issue (i) approximately 16,972,977 shares of Vringo common stock in exchange for all of the issued and outstanding shares of common stock of Innovate/Protect and (ii) 6,968 shares of a newly-created Series A Convertible Preferred Stock (which shall be convertible into approximately 21,026,637 shares of Vringo common stock) in exchange for all of the issued and outstanding shares of preferred stock of Innovate/Protect. In addition, at the effective time of the merger, Vringo will issue to the holders of Innovate/Protect capital stock and the holder of Innovate/Protect’s issued and outstanding warrant (on a pro rata as-converted basis) an aggregate of 15,959,838 warrants to purchase an aggregate of 15,959,838 shares of Vringo Common Stock with an exercise price of $1.76 per share and the currently issued and outstanding warrant to purchase Innovate/Protect common stock shall be exchanged by the holder of such warrant for 250,000 shares of Vringo common stock and 850,000 warrants to purchase 850,000 shares of Vringo common stock with an exercise price of $1.76 per share. The newly-created class of Vringo Series A Convertible Preferred Stock to be issued in the merger will have the powers, designations, preferences and other rights as will be set forth in a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock to be filed by Vringo prior to closing.

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Immediately following the completion of the merger, the former stockholders of Innovate/Protect are expected to own approximately 55.41% of the outstanding common stock of the combined company and the current stockholders of Vringo are expected to own approximately 44.59% of the outstanding common stock of the combined company (without taking into account any shares of Vringo common stock held by Innovate/Protect stockholders prior to the completion of the Merger and without giving effect to shares of Vringo Common Stock issuable upon conversion of the Vringo Preferred Stock or the exercise of warrants and options).

Completion of the transaction, which is expected to occur in the second quarter, will be subject to approval by Vringo’s shareholders and customary closing conditions.

Investor Teleconference

The Company will host a teleconference on Wednesday, March 14, 2012, at 8:45 am EDT to discuss today’s announcement.

•	To access the live conference call, participants may dial 866-770-7051 or 617-213-8064, passcode 62161274.

•	A simultaneous webcast will be available and can be accessed through the Investors section of Vringo’s website at www.vringoinc.com. It can also be accessed via the following link:

http://www.media-server.com/m/acs/748729f15d3395743b29d00f5d843e1b

•	A recorded replay of the teleconference will be available from 10:45 am EDT until March 21, 2012. The replay may be accessed through the Investors section of Vringo’s website, www.vringoinc.com, or by dialing 888-286-8010 or 617-801-6888 and entering passcode 21675695.

For Additional Information: www.VringoIP.com

About Innovate/Protect Inc.

Innovate/Protect Inc. is an intellectual property firm founded in 2011 whose wholly-owned subsidiary, I/P Engine, holds eight patents that were acquired from Lycos Inc.

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About Vringo
Vringo (NYSE Amex: VRNG) is a provider of software platforms for mobile social and video applications. With its award-winning video ringtone application and other mobile software platforms - including Facetones™, Video Remix and Fan Loyalty - Vringo transforms the basic act of making and receiving mobile phone calls into a highly visual, social experience. Vringo's video ringtone service enables users to create or take video, images and slideshows from virtually anywhere and turn it into their visual call signature. In a first for the mobile industry, Vringo has introduced its patented VringForward technology, which allows users to share video clips with friends with a simple call. Vringo's Facetones™ application creates an automated video slideshow using friends' photos from social media web sites, which is played each time a user communicates with a friend using a mobile device. Vringo's Video ReMix application, in partnership with music artists and brands, allows users to create their own music video by tapping on a Smartphone or tablet. Lastly, Fan Loyalty is a platform that lets users interact, vote and communicate with contestants in reality TV series with which Vringo partners, as well as downloading and setting clips from such shows as video ringtones. Vringo's video ringtone application has been heralded by The New York Times as "the next big thing in ringtones" and USA Today said it has "to be seen to be believed." For more information, visit: www.vringoip.com.

Important Additional Information Will Be Filed with the SEC

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Vringo, Inc. ("Vringo") or Innovate/Protect, Inc. ("Innovate/Protect") or the solicitation of any vote or approval. In connection with the proposed transaction, Vringo will file with the U.S. Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 containing a proxy statement/prospectus. The proxy statement/prospectus will contain important information about Vringo, Innovate/Protect, the transaction and related matters. Vringo will mail or otherwise deliver the proxy statement/prospectus to its stockholders and the stockholders of Innovate/Protect when it becomes available. Investors and security holders of Vringo and Innovate/Protect are urged to read carefully the proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed transaction.

Investors and security holders of Vringo will be able to obtain free copies of the proxy statement/prospectus for the proposed merger (when it is available) and other documents filed with the SEC by Vringo through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of Vringo and Innovate/Protect will be able to obtain free copies of the proxy statement/prospectus for the proposed merger (when it is available) by contacting Vringo, Inc., Attn.: Cliff Weinstein, VP Corporate Development, at 44 W. 28th Street, New York, New York 10001, or by e-mail at cliff@vringo.com. Investors and security holders of Innovate/Protect will also be able to obtain free copies of the proxy statement/prospectus for the merger by contacting Innovate/Protect, Attn.: Chief Operating Officer, 380 Madison Avenue, 22nd Floor, New York, NY 10017, or by e-mail at info@innovateprotect.com.

Vringo and Innovate/Protect, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between Vringo and Innovate/Protect. Information regarding Vringo's directors and executive officers is contained in Vringo's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which was filed with the SEC on March 31, 2011, and in its proxy statement prepared in connection with its 2011 Annual Meeting of Stockholders, which was filed with the SEC on May 25, 2011. Information regarding Innovate/Protect's directors and officers and a more complete description of the interests of Vringo's directors and officers in the proposed transaction will be available in the proxy statement/prospectus that will be filed by Vringo with the SEC in connection with the proposed transaction.

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Cautionary Note Regarding Forward-Looking Statements

Statements in this press release regarding the proposed transaction between Vringo and Innovate/Protect; the expected timetable for completing the transaction; the potential value created by the proposed merger for Vringo's and Innovate/Protect's stockholders; the potential of the combined companies' technology platform; our respective or combined ability to raise capital to fund our combined operations and business plan; the continued listing of Vringo's or the combined company's securities on the NYSE Amex; market acceptance of Vringo products; our collective ability to protect our intellectual property rights; competition from other providers and products; our ability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; the combined company's management and board of directors; and any other statements about Vringo's or Innovate/Protect's management teams' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "plans," "should," "target," "will," "would" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that Vringo and Innovate/Protect may not be able to complete the proposed transaction; the inability to realize the potential value created by the proposed merger for Vringo's and Innovate/Protect's stockholders; our respective or combined inability to raise capital to fund our combined operations and business plan; Vringo's or the combined company's inability to maintain the listing of our securities on the NYSE Amex; the potential lack of market acceptance of Vringo's products; our collective inability to protect our intellectual property rights; potential competition from other providers and products; our inability to license and monetize the patents owned by Innovate/Protect, including the outcome of the litigation against online search firms and other companies; and other risks and uncertainties more fully described in Vringo's Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, each as filed with the SEC, as well as the other filings that Vringo makes with the SEC. Investors and stockholders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully when they are available.

In addition, the statements in this press release reflect our expectations and beliefs as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this release.

Contacts:

Investors:

Cliff Weinstein

Vringo, Inc

646-794-4226

cliff@vringo.com

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Media:

Micheline Tang/Mark Semer

Kekst and Company

212-521-4800

Caroline L. Platt

The Hodges Partnership

804-788-1414 (o)

804-317-9061 (m)

cplatt@hodgespart.com

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